Customer deposits	12 Months Ended
Dec. 31, 2018
Customer deposits [Abstract]
Customer deposits
13.	Customer deposits

Advances for real estate properties comprise of sales proceeds received from customers for the pre-sale of residential units in the PRC. Advances for real estate properties are typically funded up to 40% - 80% by mortgage loans made by banks to the customers. The Group holds certain cash balances in restricted cash accounts at the relevant banks (Note 2 (f)). The Group, in return, has a right to withhold transfer of title to the customer until outstanding amounts are fully settled.

	December 31, 2017	December 31, 2018
	US$	US$
Advances for real estate properties	1,683,218,520	3,218,686,349
Add: increase in revenue recognized in excess of amounts received from customers	76,399,991	32,408,393
Less: recognized as progress billings (Note 4)	(1,321,276,798)	(1,329,243,487)

Customer deposits (Note 2(n))	438,341,713	1,921,851,255